UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 25, 2008

Broadcom Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-23993	33-0480482
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5300 California Avenue, Irvine, California		92617
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 926-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

CAUTIONARY STATEMENT

All statements included or incorporated by reference in this Current Report on Form 8-K, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on Broadcom Corporation’s current expectations, estimates and projections about our industry and business, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "aims," "anticipates," "becoming," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," "targeted," similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to, references to the anticipated benefits to Broadcom related to its pending acquisition of AMD’s digital TV (DTV) business, the expected market and demand for DTV products, the expected completion and timing of the transaction, the near-term dilutive impact of the transaction on Broadcom’s earnings per share and potential accounting charges taken by Broadcom. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

Important factors that may cause such a difference for Broadcom in connection with the pending acquisition of AMD’s DTV business include, but are not limited to,

• the ability of the parties to successfully consummate the transactions contemplated by the asset purchase agreement and related transaction documents,
• unexpected variations in market growth and demand for the DTV products and technologies,
• the risks inherent in acquisitions of technologies and businesses, including the timing and successful completion of technology and product development through volume production,
• integration issues,
• costs and unanticipated expenditures,
• changing relationships with customers, suppliers and strategic partners,
• potential contractual, intellectual property or employment issues,
• the risk that anticipated benefits of the acquisition may not be realized, and
• accounting treatment and charges.

On August 25, 2008 Broadcom Corporation issued a press release and hosted a conference call announcing the agreement with Advanced Micro Devices, Inc. ("AMD") to acquire AMD’s Digital TV business pursuant to the terms of an asset purchase agreement and related transaction documents.

During the conference call Broadcom noted that it expects the transaction to be approximately $0.03 dilutive to its earnings per share ("EPS") in the fourth quarter in 2008 (calculated on a GAAP basis except for the exclusion of acquisition and other one-time acquisition related transaction costs that are not estimable at this time but which will be reported in Broadcom’s 2008 Annual Report on Form 10-K). This impact includes approximately $0.01 in equity based compensation expense. In 2009 Broadcom believes that the transaction will be dilutive to its EPS by approximately $0.04 to $0.05 (calculated on the same basis) and will approach EPS neutrality (calculated on the same basis) in the fourth quarter of 2009. This impact in 2009 includes approximately $0.02 in equity based compensation expense.

Broadcom is unable to provide a reconciliation of the forward-looking non-GAAP measures to the most comparable forward-looking GAAP measures because the company cannot at this time reliably forecast acquisition and other one-time acquisition related transaction costs, which are difficult to predict and estimate.

The information contained in this Item 7.01 (including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 7.01 in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated August 25, 2008 of the Registrant.

The information contained in Exhibit 99.1 hereto is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to Exhibit 99.1 in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Broadcom Corporation

August 25, 2008	By:	/s/ Eric K. Brandt

Name: Eric K. Brandt
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 25, 2008 of the Registrant.